UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 3, 2020

Hines Global REIT, Inc.
__________________________________
(Exact name of registrant as specified in its charter)

Maryland	000-53964	26-3999995
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2800 Post Oak Blvd, Suite 5000, Houston, Texas	77056-6118
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(888) 220-6121

Not Applicable
______________________________________________
Former name or former address, if changed since last report

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging Growth Company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 1.01 Entry into a Material Definitive Agreement.

The disclosure required by this item is included in Item 2.03 of this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On March 3, 2020, Hines Global REIT Properties, L.P. (the “Operating Partnership”), a majority-owned subsidiary of Hines Global REIT, Inc. (“Hines Global” and, together with its subsidiaries, the “Company”), entered into a second amendment (the “Amendment”), to the Amended and Restated Credit Agreement (the “Credit Agreement”) among the Operating Partnership and the lenders and guarantors party thereto, including, but not limited to, JPMorgan Chase Bank, National Association (“Chase”), as Administrative Agent, J.P. Morgan Europe Limited, as Administrative Agent for Foreign Currencies, Bank of America, N.A., as Syndication Agent, U.S. Bank National Association, Bank of Montreal, Chicago Branch and Regions Bank, as Co-Documentation Agents, providing for borrowings denominated in U.S. dollars, British pounds sterling, or Euros.

The primary purpose of the Amendment was to (i) reduce the revolving loan borrowing capacity from $500 million to $200 million and (ii) to exercise the Company’s first six-month extension of the maturity date from March 4, 2020 to September 4, 2020.

As amended by the Amendment, the Credit Agreement provides for borrowings up to $200.0 million under a senior, unsecured revolving credit facility (the “Revolving Loan Commitment”). The borrowings under the Revolving Loan Commitment may be denominated in U.S. dollars, British pounds sterling, or Euros with aggregate foreign currency commitments constituting up to $100.0 million of the maximum amount available under the Revolving Loan Commitment. The Revolving Loan Commitment has a maturity date of September 4, 2020. The Company may elect to extend the maturity by two additional six-month extensions, subject to certain conditions. As of March 9, 2020, the Company had no outstanding commitments under the Revolving Loan Commitment. Additionally, Hines Global has two mortgages outstanding related to its remaining properties. These mortgages are expected to be repaid upon the sale of the properties in the coming months.

The description above is a summary and is qualified in its entirety by the Credit Agreement, which is filed as Exhibit 10.1 to this report and is incorporated herein by reference, as amended by the first amendment to the Credit Amendment, which is filed as Exhibit 10.2 to this report and is incorporated herein by reference, and as amended by the second amendment to the Credit Agreement, which is filed as Exhibit 10.3 to this report and is incorporated herein.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits:

Exhibit No.	Description
10.1
Amended and Restated Credit Agreement, dated as of June 29, 2015, among Hines Global REIT Properties, L.P. and the Lenders and Guarantors party thereto, JP Morgan Chase Bank, National Association, as Administrative Agent, J.P. Morgan Europe Limited, as Administrative Agent for Foreign Currencies, Bank of America, N.A., as Syndication Agent, and Bank of Montreal, Chicago Branch, Regions Bank and U.S. Bank National Association, as Co-Documentation Agents, J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as Joint Bookrunners and Joint Lead Arrangers (filed as Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q on August 13, 2015 and incorporated by reference herein)

10.2
Amendment to Credit Agreement, dated as of March 4, 2019, by and among Hines Global REIT Properties, L.P., HGR Bellevue REIT Holdings LLC, and the Lenders and Guarantors party thereto, JP Morgan Chase Bank, National Association, as Administrative Agent, J.P. Morgan Europe Limited, as Administrative Agent for Foreign Currencies, Bank of America, N.A., as Syndication Agent, and Bank of Montreal, Chicago Branch, Regions Bank and U.S. Bank National Association, as Co-Documentation Agents, J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as Joint Bookrunners and Joint Lead Arrangers (filed as Exhibit 10.2 to the Registrant’s Current Report on Form 8-K on March 8, 2019 and incorporated by reference herein)

10.3
Amendment to Credit Agreement, dated as of March 3, 2020, by and among Hines Global REIT Properties, L.P. and the Lenders party thereto, JP Morgan Chase Bank, National Association, as Administrative Agent, J.P. Morgan Europe Limited, as Administrative Agent for Foreign Currencies, Bank of America, N.A., as Syndication Agent, and Bank of Montreal, Chicago Branch, Regions Bank and U.S. Bank National Association, as Co-Documentation Agents, J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as Joint Bookrunners and Joint Lead Arrangers.

Statements in this Current Report on Form 8-K, including intentions, beliefs, expectations or projections relating to the availability of borrowings under the Revolving Credit Facility are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements are based on current expectations, forecasts and assumptions that involve risks and uncertainties that could cause actual outcomes and results to differ materially. Forward-looking statements generally can be identified by the use of words or phrases such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “will,” or similar words or phrases intended to identify information that is not historical in nature. These risks and uncertainties include, without limitation, unanticipated difficulties or expenditures and the Company’s inability to meet the terms and conditions for borrowing under the Credit Agreement or extending its term. For a further list and description of such risks and uncertainties, see the reports filed by the Company with the Securities and Exchange Commission, including the Company’s most recent annual report on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. Any forward-looking statement speaks only as of the date of this report. The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information or developments, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hines Global REIT, Inc.

March 9, 2020	By:	/s/ A. Gordon Findlay
Name: A. Gordon Findlay
Title: Chief Accounting Officer and Treasurer